

<ARTICLE>                     5
<LEGEND>
This schedule contains summary financial information extracted from Swift Energy
Income  Partners  1989-B,  Ltd.'s balance sheet and statement of operations con-
tained in its Form 10-Q for the quarter  ended June 30, 1998 and is qualified in its entirety by reference to such financial statements.
</LEGEND>

<PERIOD-TYPE>                   6-MOS
<FISCAL-YEAR-END>                              DEC-31-1998
<PERIOD-END>                                   JUN-30-1998
<CASH>                                         68,933
<SECURITIES>                                   0
<RECEIVABLES>                                  283,947
<ALLOWANCES>                                   0
<INVENTORY>                                    0
<CURRENT-ASSETS>                               352,880
<PP&E>                                         8,646,695
<DEPRECIATION>                                 (5,743,750)
<TOTAL-ASSETS>                                 3,347,661
<CURRENT-LIABILITIES>                          115,781
<BONDS>                                        0
<PREFERRED-MANDATORY>                          0
<PREFERRED>                                    0
<COMMON>                                       0
<OTHER-SE>                                     3,175,159
<TOTAL-LIABILITY-AND-EQUITY>                   3,347,661
<SALES>                                        519,797
<TOTAL-REVENUES>                               527,455
<CGS>                                          0
<TOTAL-COSTS>                                  407,457<F1>
<OTHER-EXPENSES>                               0
<LOSS-PROVISION>                               0
<INTEREST-EXPENSE>                             0
<INCOME-PRETAX>                                49,243
<INCOME-TAX>                                   0
<INCOME-CONTINUING>                            49,243
<DISCONTINUED>                                 0
<EXTRAORDINARY>                                0
<CHANGES>                                      0
<NET-INCOME>                                   49,243
<EPS-PRIMARY>                                  0
<EPS-DILUTED>                                  0

<F1>Includes  lease  operating  expenses,  production  taxes  and  depreciation, depletion and amortization expense. Excludes general and administrative and interest expense.


